BLACKROCK FUNDS II
BlackRock Low Duration Bond Portfolio
(the “Fund”)

Supplement dated November 14, 2012
to the Prospectus dated January 27, 2012, as amended March 6, 2012

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts about BlackRock Low Duration Bond Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas Musmanno, CFA	2008	Managing Director of BlackRock, Inc.
Scott MacLellan, CFA	2012	Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Funds — How Each Fund Invests — About the Portfolio Management of the Low Duration Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE LOW DURATION FUND
The Low Duration Fund is managed by a team of financial professionals. Thomas Musmanno, CFA and Scott MacLellan, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information — Low Duration Fund” is deleted in its entirety and replaced with the following:

The Low Duration Fund is managed by a team of financial professionals. Thomas Musmanno, CFA and Scott MacLellan, CFA are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Thomas Musmanno, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009.
Scott MacLellan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director of BlackRock, Inc. since 2010; Vice President of BlackRock, Inc. from 2007 to 2009.

Shareholders should retain this Supplement for future reference.